UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 8, 2011
__________________

CreditRiskMonitor.com, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-8601	36-2972588
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

704 Executive Boulevard
Valley Cottage, NY 10989
(Address of principal executive offices, including zip code)

(845) 230-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Finanical Condition.

On August 8, 2011, CreditRiskMonitor.com, Inc. issued a press release relating to, among other things, its financial results for the three and six month ended June 30, 2011. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 8, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDITRISKMONITOR.COM, INC.

Date: August 8, 2011	By:	/s/ Lawrence Fensterstock
Lawrence Fensterstock
Chief Financial Officer
(Principal Financial and
Accounting Officer)